UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2005

SIRF TECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50669	77-0576030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

148 E. Brokaw Road San Jose, California	95112
(Address of principal executive offices)	(Zip Code)

(408) 392-8300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information required to be disclosed under this Item 1.01 is disclosed under Item 2.01 below and incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 1, 2005, SiRF Technology Holdings, Inc., a Delaware corporation (“SiRF”), acquired the GPS chipset product line of Motorola, Inc., a Delaware corporation (“Motorola”). Under the terms of the Asset Sale Agreement, dated May 31, 2005, by and between SiRF and Motorola (the “Agreement”), SiRF paid an aggregate of $20 million in cash at the closing in exchange for the GPS chipset product lines and entry into a supply agreement.

The foregoing description of the Agreement is qualified in its entirety to the full text of the Agreement, a copy of which is attached hereto as an exhibit and which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 2, 2005, SiRF issued a press release announcing the Asset Sale Agreement. A copy of the release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
2.1*	Asset Sale Agreement, dated as of May 31, 2005, by and between SiRF Technology Holdings, Inc. and Motorola, Inc.

The following exhibits and schedules to the Asset Sale Agreement have been omitted. SiRF will furnish copies of the omitted exhibit and schedules to the Commission upon request.

	Schedule 1	GPS IC Products
	Schedule 2	Engineering Assets, Equipment, Computers (Leased and Owned), Software Licenses, etc.
	Schedule 3(a)	Hired Employees
	Schedule 3(b)	Transferred Employees
	Schedule 5(e)	Agreements

	Exhibit A	Form of General Assignment, Bill of Sale and Assumption Agreement
	Exhibit B	Form of Intellectual Property Agreement
	Exhibit C	Form of Corporate Supply Agreement
	Exhibit D	Form of Joint Use and Occupancy Agreement

99.1	Press Release dated June 2, 2005.

*	Confidential treatment requested.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2005

SIRF TECHNOLOGY HOLDINGS, INC.

By:	/s/ Walter D. Amaral
Walter D. Amaral
Senior Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
2.1*	Asset Sale Agreement, dated as of May 31, 2005, by and between SiRF Technology Holdings, Inc. and Motorola, Inc.

The following exhibits and schedules to the Asset Sale Agreement have been omitted. SiRF will furnish copies of the omitted exhibit and schedules to the Commission upon request.

	Schedule 1	GPS IC Products
	Schedule 2	Engineering Assets, Equipment, Computers (Leased and Owned), Software Licenses, etc.
	Schedule 3(a)	Hired Employees
	Schedule 3(b)	Transferred Employees
	Schedule 5(e)	Agreements

	Exhibit A	Form of General Assignment, Bill of Sale and Assumption Agreement
	Exhibit B	Form of Intellectual Property Agreement
	Exhibit C	Form of Corporate Supply Agreement
	Exhibit D	Form of Joint Use and Occupancy Agreement

99.1	Press Release dated June 2, 2005.

*	Confidential treatment requested.

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